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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT APRIL 18, 2001                      COMMISSION FILE NUMBER 1-5805



                             J.P. MORGAN CHASE & CO.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                                             13-2624428
 ------------------------------                              ------------------
(STATE OR OTHER JURISDICTION OF                                 (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)



 270 PARK AVENUE, NEW YORK, NEW YORK                               10017
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 270-6000
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Item 5.  Other Events

         J.P. Morgan Chase & Co. (NYSE: JPM) announced first quarter 2001 operating earnings per share of $0.70, compared with $0.37 in the fourth quarter of 2000 and $1.01 in the first quarter of 2000. Operating income was $1,436 million, compared with $763 million in the fourth quarter of 2000 and $1,988 million one year ago. Reported net income, which includes special items, was $1,199 million, or $0.58 per share, in the first quarter of 2001. This compares with $708 million, or $0.34 per share, and $1,988 million, or $1.01 per share, in the fourth and first quarters of 2000, respectively.

         This presentation contains statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These uncertainties include: the risk of adverse movements or volatility in the debt and equity securities markets or in interest or foreign exchange rates or indices; the risk of adverse impacts from an economic downturn; the risk of a downturn in domestic or foreign securities and trading conditions or markets; the risks associated with increased competition; the risks associated with unfavorable political and diplomatic developments in foreign markets or adverse changes in domestic or foreign governmental or regulatory policies; the risk that the merger integration will not be successful or that the revenue synergies and cost savings anticipated from the merger may not be fully realized or may take longer to realize than expected; the risk that the integration process may result in the disruption of ongoing business or in the loss of key employees or may adversely affect relationships with employees, clients or suppliers; the risk that the credit, market, liquidity, and operational risks associated with the various businesses of JPMorgan Chase are not successfully managed; or other factors affecting operational plans. Additional factors that could cause JPMorgan Chase's results to differ materially from those described in the forward-looking statements can be found in the 2000 Annual Report on Form 10-K of J.P. Morgan Chase & Co., filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov).




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      J.P. MORGAN CHASE & CO.
                                                      -----------------------
                                                           (Registrant)







Date April 18, 2001                                 By /s/ Joseph L. Sclafani
     --------------                                    ----------------------
                                                           Joseph L. Sclafani

                                                     Executive Vice President
                                                          and Controller
                                                  [Principal Accounting Officer]





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                                  EXHIBIT INDEX

Exhibit No.                       Description                               Page
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
    99.1          Press Release - 2001 First Quarter Earnings                5




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